Net Investment in Direct Financing Lease	12 Months Ended
Dec. 31, 2011
Net Investment in Direct Financing Lease [Abstract]
NET INVESTMENT IN DIRECT FINANCING LEASE

14.    NET INVESTMENT IN DIRECT FINANCING LEASE

Brunswick Pipeline commenced service on July 16, 2009, transporting re-gasified LNG for Repsol Energy Canada under a 25 year firm service agreement. The agreement meets the definition of a direct financing capital lease for accounting purposes. The net investment in direct financing lease consists of the sum of the minimum lease payments and residual value net of estimated executory costs and unearned income. The unearned income is recognized in income over the life of the lease using a constant rate of interest equal to the internal rate of return on the lease.

millions of Canadian dollars	2011	2010
Total minimum lease payments to be received	$1,440.7	$1,495.4
Less: amounts representing estimated executory costs	(249.8)	(258.7)
Minimum lease payments receivable	$1,190.9	$1,236.7
Estimated residual value of leased property (unguaranteed)	183.0	183.0
Less: unearned finance lease income	(880.1)	(928.2)
Net investment in direct financing lease	$493.8	$491.5
Principal due within one year (included in “Other current assets”)	(1.8)	-
	$492.0	$491.5

Future minimum lease payments to be received for the next five years:

millions of Canadian dollars	For the year ended December 31
	2012	2013	2014	2015	2016
Minimum lease payments to be received	$58.8	$58.8	$60.0	$61.6	$61.6
Less: amounts representing estimated executory costs	(9.1)	(9.2)	(9.4)	(9.6)	(9.8)
Minimum lease payments receivable	$49.7	$49.6	$50.6	$52.0	$51.8